UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): March 31, 2022

Expion360 Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-262285	87-2701049
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2025 SW Deerhound Avenue
Redmond, OR	97756
(Address of principal executive offices)	(Zip Code)

(541) 797-6714

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.001 par value	XPON	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into Material Definitive Agreement.

On March 31, 2022, the registration statement on Form S-1 (File No. 333-262285), as amended (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Expion260 Inc., a Nevada corporation (the “Company”), was declared effective by the U.S. Securities and Exchange Commission.

On April 5, 2022, the Company consummated the IPO of 2,145,000 shares of its common stock. The shares were sold at a price of $7.00 per share, generating gross proceeds to the Company of $15,015,000.

In connection with the IPO, the Company entered into the following agreement previously filed as an exhibit to the Company’s Registration Statement:

·	An Underwriting Agreement, dated March 31, 2022, between the Company and Alexander Capital, LP as Representative of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriters by the Company and is attached as Exhibit 1.1 hereto and incorporated by this reference.

Item 3.02	Unregistered Sale of Equity Securities

Concurrent with the closing of the IPO, the Company issued warrants to purchase an aggregate of 128,700 shares of its common stock to Alexander Capital LP and Paulson Investment Company LLC (as apportioned in accordance with agreements amongst them), or their designees, at an exercise price of $9.10 per share. The warrants are initially exercisable on September 27, 2022, and expire on March 31, 2027, pursuant to the terms and conditions of the Warrant Agreements, the form of which is attached as Exhibit 4.1 and incorporated herein by reference. The warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Election of Directors

The Company elected three directors (the “New Directors”) to its Board of Directors which elections became effective upon the IPO. The New Directors are George Lefevre, Steven M. Shum and David Hendrickson. Each of the New Directors has been appointed a member of the Company’s Audit, Compensation and Nominating and Corporate Governance committees. Mr. Shum has been appointed Chair of the Audit Committee, Mr. Lefevre has been appointed Chair of the Nominating and Corporate Governance Committee and Mr. Hendrickson has been appointed Chair of the Compensation Committee. Each of the New Directors meets the requirements for independence under the Nasdaq listing standards and the SEC rules and regulations. None of the New Directors is party to any arrangement or understanding with any persons pursuant to which they were appointed as directors, nor party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.05	Amendments to the Registrant’s Code of Ethics.

The Company previously adopted its Code of Business Conduct and Ethics which became effective upon the IPO. A copy of the Company’s Code of Business Conduct and Ethics is attached as Exhibit 1.1 hereto and incorporated by this reference.

Item 8.01	Other Events.

On April 1, 2022, the Company issued a press release announcing the IPO. A copy of the press release is furnished herewith as Exhibit 99.1

On April 5, 2022, the Company issued a press release announcing the closing of the IPO. A copy of the press release is furnished herewith as Exhibit 99.2

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits

1.1	Underwriting Agreement dated March 31, 2022, between the Company and Alexander Capital, LP as Representative of the Underwriters.
4.1	Form of Warrant Agreement.
14.1	Expion360 Inc.’s Code of Business Conduct and Ethics.
99.1	Press Release dated March 31, 2022.
99.2	Press Release dated April 5, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPION360 INC.

Date: April 5, 2022	By:	/s/ John Yozamp
John Yozamp
Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

1.1	Underwriting Agreement dated March 31, 2022, between the Company and Alexander Capital, LP as Representative of the Underwriters.
4.1	Form Warrant Agreement
14.1	Expion360 Inc.’s Code of Business Conduct and Ethics.
99.1	Press Release dated March 31, 2022.
99.2	Press Release dated April 5, 2022.